UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 19, 2011

AB&T Financial Corporation
(Exact name of registrant as specified in its charter)

                North Carolina                                                                     000-53249                                                        26-2588442
     (State or other jurisdiction                                                         (Commission                                                       (IRS Employer
              of incorporation)                                                                File Number)                                                    Identification No.)

292 West Main Avenue, Gastonia, North Carolina	28054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (704) 867-5828

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 19, 2011, AB&T Financial Corporation (the “Registrant”) announced financial results for the quarter ended September 30, 2011. For the third quarter of 2011, the Registrant reported a net loss of $1.4 million. For the nine months ended September 30, 2011, the Registrant reported a net loss of $2.6 million. A copy of the news release announcing the Registrant’s results for the third quarter is filed as Exhibit 99.1 hereto and incorporated by reference herein.

The information contained in Item 2.02 of this Current Report shall not be deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

99.1	News Release dated October 19, 2011, regarding the Registrant’s results of operations for the quarter ended September 30, 2011

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   AB&T Financial Corporation
                                                                                                                                            (Registrant)

Date           October 19, 2011
/s/ Daniel C. Ayscue
                          Daniel C. Ayscue
                              President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	News Release dated October 19, 2011, regarding the Registrant’s results of operations for the quarter ended September 30, 2011